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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) - August 30, 1996

                       Sterling Healthcare Group, Inc.
           (Exact name of registrant as specified in its charter)

           Florida                   1-13074                65-0337205
     (State or other juris-      (Commission File          (IRS Employer
     diction of incorporation)       Number)            Identification No.)


            6855 South Red Road, Suite 400
            Coral Gables, Florida                             33134
            (Address or principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (305) 665-1911


                              None
(Former name or former address, if changed since last report)


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Item 1. Changes in Control of Registrant

     Not Applicable

Item 2. Acquisition or Disposition of Assets

     Not Applicable

Item 3. Bankruptcy or Receivership

     Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

     Not Applicable

Item 5. Other Events

     On August 30, 1996, upon the terms and subject to the conditions of that certain Termination of Employment Contract dated August 23, 1996, Paul Auerbach, M.D. ceased to be the Chief Operating Officer and a member of the Board of Directors of Sterling Healthcare Group, Inc.

Item 6. Resignations of Registrant's Directors

     Not Applicable

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of business acquired

     None

     (b)  Pro forma financial information

     None

     (c)  Exhibits

     (99) Termination of Employment Contract dated August 23, 1996 between Sterling Healthcare Group, Inc. and Paul Auerbach, M.D.

Item 8. Change in Fiscal Year

     Not Applicable


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               STERLING HEALTHCARE GROUP, INC.
                                        (Registrant)




Dated: August 30, 1996              By: /s/  Jack S. Greenman
                                             Jack S. Greenman
                                             Chief Financial Officer



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                           LIST OF EXHIBITS

     (99) Termination of Employment Contract dated August 23, 1996 between Sterling Healthcare Group, Inc. and Paul Auerbach, M.D.